                                                                    EXHIBIT 10.4

                                RSA SECURITY INC.

                              AMENDED AND RESTATED
                 1998 NON-OFFICER EMPLOYEE STOCK INCENTIVE PLAN

1.    Restatement, Purpose

      (a) Restatement. This Amended and Restated 1998 Non-Officer Employee Stock Incentive Plan (the "Plan") of RSA Security Inc., a Delaware corporation (the "Company"), amends and restates the 1998 Non-Officer Employee Stock Incentive Plan of the Company initially approved by the Company's Board of Directors on December 9, 1998 and subsequently amended.

      (b) Purpose. The purpose of the Plan is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future subsidiary corporations as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code").

2.    Eligibility

      All of the Company's employees (and any individuals who have accepted an offer for employment), consultants and advisors, other than those who are also officers (within the meaning of Section 16 of the Securities Exchange Act, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder) or directors of the Company, are eligible to be granted options, restricted stock awards, or other stock-based awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant."

3.    Administration, Delegation

      (a) Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

      (b) Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided

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that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.

      (c) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the executive officer referred to in Section 3(b) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive officer.

4.    Stock Available for Awards

      Subject to adjustment under Section 8, Awards may be made under the Plan for up to 4,760,959 shares of common stock, $.01 par value per share, of the Company (the "Common Stock"). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

5.    Nonstatutory Stock Options

      (a) General. The Board may grant nonstatutory stock options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. No Option granted under the Plan shall be intended to be an "incentive stock option" as defined in Section 422 of the Code.

      (b) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

      (c) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided that Options may not be granted for a term in excess of ten years.

      (d) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(e) for the number of shares for which the Option is exercised.

      (e) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

            (1) in cash or by check, payable to the order of the Company;

            (2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price

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or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

            (3) to the extent permitted by the Board, in its sole discretion, by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith ("Fair Market Value"), provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock was owned by the Participant at least six months prior to such delivery;

            (4) to the extent permitted by the Board, in its sole discretion, by
(i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

            (5) by any combination of the above-permitted forms of payment.

      (f) Deferral. Any Participant who is a participant in a deferred compensation plan established by the Company may elect with the permission of the Board and in accordance with rules established by the Board to defer the receipt of any shares of Common Stock issuable upon the exercise of an Option provided that such election is irrevocable and made at least that number of days prior to the exercise of the Option which shall be determined by the Board. The Participant's account under such deferred compensation plan shall be credited with a number of stock units equal to the number of shares so deferred.

6.    Restricted Stock

      (a) Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

      (b) Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.    Other Stock-Based Awards

      The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares

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based upon certain conditions, the grant of securities
convertible into Common Stock and the grant of stock appreciation rights.

8.    Adjustments for Changes in Common Stock and Certain Other Events

      (a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan,
(ii) the number and class of securities and exercise price per share subject to each outstanding Option, (iii) the repurchase price per share subject to each outstanding Restricted Stock Award, and (iv) the terms of each other outstanding Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this
Section 8(a) applies and Section 8(c) also applies to any event, Section 8(c) shall be applicable to such event, and this Section 8(a) shall not be applicable.

      (b) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then-unexercised Options will (i) become exercisable in full as of a specified time at least ten business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award or other Award granted under the Plan at the time of the grant of such Award.

      (c) Acquisition Events

            (1) Definition. An "Acquisition Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of shares of the Company for cash, securities or other property pursuant to a statutory share exchange transaction.

            (2) Consequences of an Acquisition Event on Options. Upon the occurrence of an Acquisition Event, or the execution by the Company of any agreement with respect to an Acquisition Event, the Board may take any one or more of the following actions:

            (i) provide that outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);

            (ii) upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants before the consummation of such Acquisition Event;

            (iii) in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment

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

                  for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (to the extent then exercisable), exceeds (B) the aggregate exercise price of such Options; and

            (iv) provide that all or any outstanding Options shall become exercisable in full immediately prior to such event.

            (3) Consequences of an Acquisition Event on Restricted Stock Awards. Upon the occurrence of an Acquisition Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Acquisition Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

            (4) Consequences of an Acquisition Event on Other Awards. The Board shall specify the effect of an Acquisition Event on any other Award granted under the Plan at the time of the grant of such Award.

9.    General Provisions Applicable to Awards

      (a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

      (b) Documentation. Each Award shall be evidenced by a written instrument in such form as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

      (c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

      (d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

      (e) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability.

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

Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may, to the extent then permitted under applicable law, satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

      (f) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type and changing the date of exercise or realization, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant. Without intending to limit the generality of the preceding sentence, the Board may, without amending the Plan, modify Awards granted to Participants who are foreign nationals or employed outside the United States to reorganize differences in laws, rules, regulations or customers of such foreign jurisdiction with respect to tax, securities, currency, employee benefits or other matters.

      (g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

      (h) Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of restrictions in full or in part or that any other Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

10.   Miscellaneous

      (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

      (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather

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

than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

      (c) Effective Date and Term of Plan. The Plan is effective as of December 9, 1998, the date on which it was adopted by the Board (the "Effective Date"). No Awards shall be granted under the Plan after the completion of ten years from the Effective Date, but Awards previously granted may extend beyond that date.

      (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

      (e) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

                                   Adopted by the Board of Directors on
                                   December 9, 1998

                                   Amended and restated by the Board of
                                   Directors on February 8, 2000

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

                                RSA SECURITY INC.

                                 AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                 1998 NON-OFFICER EMPLOYEE STOCK INCENTIVE PLAN

      The RSA Security Inc. Amended and Restated 1998 Non-Officer Employee Stock Incentive Plan (the "Plan") is hereby amended as set forth below:

            1. Section 4 of the Plan is hereby amended by deleting the first sentence thereof and substituting the following therefor:

                  "Subject to adjustment under Section 8, Awards may be made under the Plan for up to 5,064,731 shares of common stock, $.01 par value per share, of the Company (the "Common Stock")."

            2. In all other respects, the Plan shall remain in full force and effect.

                                         Adopted by the Board of Directors on
                                         April 12, 2000

                                RSA SECURITY INC.

                                 AMENDMENT NO. 2
                                       TO
                              AMENDED AND RESTATED
                 1998 NON-OFFICER EMPLOYEE STOCK INCENTIVE PLAN

      The RSA Security Inc. Amended and Restated 1998 Non-Officer Employee Stock Incentive Plan, as amended (the "Plan"), is hereby amended as set forth below:

            1. Section 4 of the Plan is hereby amended by deleting the first sentence thereof and substituting the following therefor:

                  "Subject to adjustment under Section 8, Awards may be made under the Plan for up to 6,921,581 shares of common stock, $.01 par value per share, of the Company (the "Common Stock")."

            2. In all other respects, the Plan shall remain in full force and effect.

                                         Adopted by the Board of Directors on
                                         May 17, 2000

                                RSA SECURITY INC.

                                 AMENDMENT NO. 3
                                       TO
                              AMENDED AND RESTATED
                 1998 NON-OFFICER EMPLOYEE STOCK INCENTIVE PLAN

      The RSA Security Inc. Amended and Restated 1998 Non-Officer Employee Stock Incentive Plan, as amended (the "Plan"), is hereby amended as set forth below:

            1. Section 4 of the Plan is hereby amended by deleting the first sentence thereof and substituting the following therefor:

                  "Subject to adjustment under Section 8, Awards may be made under the Plan for up to 8,021,581 shares of common stock, $.01 par value per share, of the Company (the "Common Stock")."

            2. In all other respects, the Plan shall remain in full force and effect.

                                          Adopted by the Board of Directors on
                                          July 12, 2000

                                RSA SECURITY INC.

                                 AMENDMENT NO. 4
                                       TO
                              AMENDED AND RESTATED
                 1998 NON-OFFICER EMPLOYEE STOCK INCENTIVE PLAN

      The RSA Security Inc. Amended and Restated 1998 Non-Officer Employee Stock Incentive Plan, as amended (the "Plan"), is hereby amended as set forth below:

            1. Section 4 of the Plan is hereby amended by deleting the first sentence thereof and substituting the following therefor:

                  "Subject to adjustment under Section 8, Awards may be made under the Plan for up to 8,571,581 shares of common stock, $.01 par value per share, of the Company (the "Common Stock")."

            2. In all other respects, the Plan shall remain in full force and effect.

                                          Adopted by the Board of Directors on
                                          November 30, 2000

                                RSA SECURITY INC.

                                 AMENDMENT NO. 5
                                       TO
                              AMENDED AND RESTATED
                 1998 NON-OFFICER EMPLOYEE STOCK INCENTIVE PLAN

      The RSA Security Inc. Amended and Restated 1998 Non-Officer Employee Stock Incentive Plan, as amended (the "Plan"), is hereby amended as set forth below:

            1. Section 4 of the Plan is hereby amended by deleting the first sentence thereof and substituting the following therefor:

                  "Subject to adjustment under Section 8, Awards may be made under the Plan for up to 9,571,581 shares of common stock, $.01 par value per share, of the Company (the "Common Stock")."

            2. In all other respects, the Plan shall remain in full force and effect.

                                          Adopted by the Board of Directors on
                                          January 17, 2001

                                RSA SECURITY INC.

                                 AMENDMENT NO. 6
                                       TO
                              AMENDED AND RESTATED
                 1998 NON-OFFICER EMPLOYEE STOCK INCENTIVE PLAN

      The RSA Security Inc. Amended and Restated 1998 Non-Officer Employee Stock Incentive Plan, as amended (the "Plan"), is hereby amended as set forth below:

            1. Section 4 of the Plan is hereby amended by deleting the first sentence thereof and substituting the following therefor:

                  "Subject to adjustment under Section 8, Awards may be made under the Plan for up to 13,375,176 shares of common stock, $.01 par value per share, of the Company (the "Common Stock")."

            2. In all other respects, the Plan shall remain in full force and effect.

                                          Adopted by the Board of Directors on
                                          March 8, 2001

                                RSA SECURITY INC.

                                 AMENDMENT NO. 7
                                       TO
                              AMENDED AND RESTATED
                 1998 NON-OFFICER EMPLOYEE STOCK INCENTIVE PLAN

      The RSA Security Inc. Amended and Restated 1998 Non-Officer Employee Stock Incentive Plan, as amended (the "Plan"), is hereby amended as set forth below:

            1. Section 4 of the Plan is hereby amended by deleting the first sentence thereof and substituting the following therefor:

                  "Subject to adjustment under Section 8, Awards may be made under the Plan for up to 21,062,764 shares (after giving effect to the Company's three-for-two stock split effected as a dividend on the Common Stock in March 2001) of the Company's common stock, $.01 par value per share (the "Common Stock")."

            2. In all other respects, the Plan shall remain in full force and effect.

                                          Adopted by the Board of Directors on
                                          December 5, 2001

                                RSA SECURITY INC.

                                 AMENDMENT NO. 8
                                       TO
                              AMENDED AND RESTATED
                 1998 NON-OFFICER EMPLOYEE STOCK INCENTIVE PLAN

      On January 26, 2005, the Company's Board of Directors resolved that if the Company's stockholders approved the Company's new 2005 Stock Incentive Plan at the 2005 Annual Meeting of Stockholders on May 26, 2005, then the RSA Security Inc. Amended and Restated 1998 Non-Officer Employee Stock Incentive Plan, as amended (the "Plan"), would be amended effective as of the date of the Annual Meeting (1) to reduce the number of shares of Common Stock available for future grant under the Plan to 100,000 shares (plus shares that may become available after May 26, 2005 due to the expiration or termination of outstanding stock options) and (2) to eliminate the Company's ability to grant any awards other than stock options and stock appreciation rights under the Plan. On May 26, 2005, the Company's stockholders approved the 2005 Stock Incentive Plan.

      Therefore, effective May 26, 2005, the Plan is amended as set forth below:

      1. Section 2 of the Plan is hereby deleted in its entirety and replaced with the following:

            "2.   Eligibility

                  "All of the Company's employees (and any individuals who have accepted an offer for employment), consultants and advisors, other than those who are also officers (within the meaning of Section 16 of the Securities Exchange Act, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder) or directors of the Company, are eligible to be granted options or stock appreciation rights (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan is deemed a "Participant.""

      2. Section 4 of the Plan is hereby amended by deleting the first sentence thereof and replacing it with the following:

            "Subject to adjustment under Section 8, Awards may be made under the Plan for up to 10,608,263 shares of the Company's common stock, $.01 par value per share (the "Common Stock") (10,508,263 of which shares are subject to outstanding options as of May 26, 2005)."

      3. Section 6 of the Plan is hereby deleted in its entirety and replaced with the following:

            "6.   Intentionally Omitted"

      4. Section 7 of the Plan is hereby deleted in its entirety and replaced with the following:

            "7.   Stock Appreciation Rights

                  "The Board has the right to grant stock appreciation rights based upon the Common Stock having such terms and conditions as the Board may determine."

      5.    Section 8(a) of the Plan is hereby amended by deleting subsection
            (iii) thereof and changing the number of subsection (iv) to (iii).

      6. Section 8(b) of the Plan is hereby amended by deleting the last sentence thereof and replacing it with the following:

            "The Board may specify the effect of a liquidation or dissolution on any other Award granted under the Plan at the time of the grant of such Award."

      7.    Section 8(c) of the Plan is hereby amended by deleting subsection
            (3) thereof and changing the number of subsection (4) to (3).

      8. Section 9(h) of the Plan is hereby deleted in its entirety and replaced with the following:

            "(h) Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part or that any other Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be."

      9. Except as set forth in this Amendment No. 8, the Plan remains unchanged and in full force and effect.

                                          Adopted by the Board of Directors on
                                          January 26, 2005